Ex-7m.
                                AMENDMENT NO. 16
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            Effective January 1, 2002

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and show fund mergers. To effect these changes, the following provision of this Agreement is hereby amended:

o Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment #15, is hereby replaced by the attached Schedule B-2.



Jackson National Life Insurance Company     ACE Tempest Life Reinsurance Ltd.


By   LISA C. DRAKE                          By  HUAN TSENG

Name Lisa C. Drake                          Name Huan Tseng

Title SVP & Chief Actuary                   Title SVP & Chief Pricing Officer

Date 3/20/09                                Date 3/17/09

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

--------------------------------------- ------------------------------------------------------------------------ -------------------
Fund Name                               Comment                                                                 Product Availability
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/AIM                                 International  Growth  Fund Named  changed  from  JNL/Putnam
                                        International  Equity  Fund  effective  All  5/2/05 and from
                                        JNL/JPM International Equity Fund effective 12/3/2007

--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/AIM Large Cap Growth Fund           2/18/2004 merged with JNL/AIM Premier Equity II Fund                     All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/AIM Global Real Estate Fund         New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective         All
                                        10/6/2008
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/AIM Small Cap Growth Fund                                                                                    All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Capital Guardian Global Balanced    Subadvisor changed from Janus on 2/18/04.  Name changed from JNL/FMR     All
Fund                                    Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Capital Guardian Global             Formerly JNL/Janus Global Equities Fund.  Name changed from JNL/Select   All
Diversified Research Fund               Global Growth Fund effective 12/3/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Capital Guardian International      New 12/3/2007                                                            All
Small Cap Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Capital Guardian U.S. Growth Equity Formerly JNL/Janus Aggressive Growth Fund.  Name changed from            All
Fund                                    JNL/Select Large Cap Growth Fund effective 12/3/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Credit Suisse Global Natural        New 1/16/2007                                                            All
Resources
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Credit Suisse Long/Short            New 1/16/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Eagle Core Equity Fund                                                                                       All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Eagle Small Cap Equity Fund                                                                                  All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Franklin Templeton Founding         New 1/16/2007                                                            All
Strategy
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Franklin Templeton Global Growth    New 1/16/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Franklin Templeton Income Fund      New 5/1/2006                                                             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Franklin Templeton Mutual Shares    New 1/16/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Franklin Templeton Small Cap Value  New 5/2/05                                                               All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/ Goldman Sachs Core Plus Bond Fund  Formerly JNL/Salomon Brothers Global Bond Fund. Name changed from        All
                                        JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from
                                        JNL/Western Strategic Bond Fund effective 1/16/2007, and from
                                        JNL/Western Asset Strategic Bond Fund effective 4/30/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Goldman Sachs Emerging Markets Debt New 10/6/2008                                                            All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Goldman Sachs Mid Cap Value Fund    New 5/2/05                                                               All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Goldman Sachs Short Duration Bond   New 5/1/2006                                                             All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL Institutional Alt 20 Fund           New 4/6/2009                                                             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL Institutional Alt 35 Fund           New 4/6/2009                                                             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL Institutional Alt 50 Fund           New 4/6/2009                                                             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL Institutional Alt 65 Fund           New 4/6/2009                                                             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/JPMorgan International Value Fund                                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/JPMorgan Mid Cap Growth Fund        Subadvisor changed from Janus on 2/18/04.  Name changed from JNL/FMR     All
                                        Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity
                                        Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective
                                        12/3/2007.  Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/JPMorgan U.S. Government & Quality  Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund    All
Bond Fund                               effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality
                                        Bond Fund effective 4/30/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Lazard Emerging Markets Fund        New 5/1/2006                                                             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Lazard Mid Cap Equity Fund          Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008      All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/M&G Global Basics Fund              New 10/6/2008                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/M&G Global Leaders Fund             New 10/6/2008                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management 10 x 10   New 4/30/2007                                                            All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management 25 Fund   Subadvisor changed from Curian effective 2/18/04                         All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Bond                                                                               All
Index Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04                         All
Communications Sector Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Consumer  Subadvisor changed from Curian effective 2/18/04                         All
Brands Sector Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Oil & Gas Subadvisor changed from Curian effective 2/18/04.  Name changed from     All
Sector Fund                             JNL/Mellon Capital Management Energy Sector Fund on 5/2/05
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management European  New 10/6/2008                                                            All
30 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Financial Subadvisor changed from Curian effective 2/18/04                         All
Sector Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Global 15                                                                          All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management                                                                                    All
International Index Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Index 5   New 4/30/2007                                                            All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management JNL 5     Effective 10/4/04                                                        All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management JNL       New 5/1/2006                                                             All
Optimized 5 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04.  Name changed from     All
Healthcare Sector Fund                  JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on
                                        5/2/05
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management NYSE(R)   New 4/30/2007                                                            All
International 25 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Pacific   New 10/6/2008                                                            All
Rim 30 Fund

--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management S&P (R)   New 4/30/2007                                                            All
SMid 60 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management S&P (R)   New 5/1/2006                                                             All
24 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management S&P 400   Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital    All
Mid Cap Index Fund                      Management prior to 12/15/03
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management S&P 500   Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital    All
Index Fund                              Management prior to 12/15/03; Effective 4/6/2009, the JNL/Mellon
                                        Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Select    Subadvisor changed from Curian effective 2/18/04                         All
Small-Cap Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Small Cap Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital    All
Index Fund                              Management prior to 12/15/03; Effective 4/6/2009, the JNL/Lazard Small
                                        Cap Equity Fund was merged into this fund.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04                         All
Technology Sector Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Dow SM    New 1/17/2006                                                            All
Dividend
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Dowsm 10  Name changed from JNL/Mellon Capital Management The Dow 10 effective     All
Fund                                    1/17/2006
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management S&P(R) 10 Name changed from JNL/Mellon Capital Management The S&P 10 effective     All
Fund                                    1/17/2006
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management VIP Fund  Effective 10/4/2004                                                      All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Mgmt Nasdaq(R) 25    Effective 10/4/2004.  Name changed from JNL/Mellon Capital Management    All
Fund                                    Nasdaq(R) 15 Fund effective 12/3/2007
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Mgmt Value Line(R)   Effective 10/4/2004.  Name changed from JNL/Mellon Capital Management    All
30 Fund                                 Value Line(R) 25 Fund effective 12/3/2007
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Oppenheimer Global Growth Fund                                                                               All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PAM Asia ex-Japan Fund              New 3/31/2008                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PAM China-India Fund                New 3/31/2008                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PIMCO Real Return                   New 1/16/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PIMCO Total Return Bond Fund                                                                                 All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PPM America Core Equity Fund        Name changed from JNL/Putnam Equity Fund effective 12/3/2007             All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PPM America High Yield Bond Fund    Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged       All
                                        into this on 10/4/04. Name changed from JNL/Salomon Brothers High
                                        Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond
                                        Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond
                                        Fund effective 4/30/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PPM America Mid-Cap Value Fund      New 3/31/2008                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PPM America Small Cap Value Fund    New 3/31/2008                                                            All

--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/PPM America Value Equity            Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007       All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Red Rocks Listed Private Equity     New 10/6/2008                                                            All
Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Disciplined Moderate            New 1/16/2007                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Disciplined Moderate Growth     New 1/16/2007                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Disciplined Growth              New 1/16/2007                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P  Managed Growth Fund            Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04        All
                                        merged with JNL/S&P Core Index 100 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Managed Aggressive Growth Fund  Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04      All
                                        merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                        Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                        Index 50 Fund, and JNL/S&P Core Index 75 Fund
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Managed Conservative Fund       Effective 10/4/04                                                        All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Managed Moderate Fund           Effective 10/4/04                                                        All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Managed Moderate Growth Fund    Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I                All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Retirement Income               New 1/17/2006                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Retirement 2015                 New 1/17/2006                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Retirement 2020                 New 1/17/2006                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Retirement 2025                 New 1/17/2006                                                            All but Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Competitive Advantage Fund      New 12/3/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Dividend Income & Growth Fund   New 12/3/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Intrinsic Value Fund            New 12/3/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P Total Yield Fund                New 12/3/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/S&P 4 Fund                          New 12/3/2007                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Select Balanced Fund                Prior to 10/4/04 named JNL/PPM America Balanced Fund                     All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Select Money Market Fund            Prior to 10/4/04 named JNL/PPM America Money Market Fund                 All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/Select Value Fund                   Prior to 10/4/04 named PPM JNL/PPM America Value Fund                    All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/T. Rowe Price Established Growth    JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05.       All
Fund                                    JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                                                                            All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
JNL/T. Rowe Price Value Fund All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Fifth Third Balanced VIP Fund           Fund no longer available for new investments effective 8/13/2007 and     Fifth Third Only
                                        was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Fifth Third Disciplined Value VIP Fund  Fund no longer available for new investments effective 8/13/2007 and     Fifth Third Only
                                        was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Fifth Third Mid Cap VIP Fund            Fund no longer available for new investments effective 8/13/2007 and     Fifth Third Only
                                        was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Fifth Third Quality Growth VIP Fund     Fund no longer available for new investments effective 8/13/2007 and     Fifth Third Only
                                        was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------

--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- --------------------------------------------------------------------------------------------
JNL General Account
--------------------------------------- --------------------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Guaranteed Five Year Fixed                                                                                       All but Focus
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
12 Month DCA                                                                                                     All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
6 Month DCA                                                                                                      All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Guaranteed One Year Fixed                                                                                        All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Guaranteed Seven Year Fixed                                                                                      All but Focus
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
Guaranteed Three Year Fixed                                                                                      All
--------------------------------------- ------------------------------------------------------------------------ -------------------
--------------------------------------- ------------------------------------------------------------------------ -------------------
S&P 500 Composite Stock Price Index -   Only available prior to 10/4/04                                          Perspective II and
9 Year Period                                                                                                    Fifth Third
--------------------------------------- ------------------------------------------------------------------------ -------------------

JNL Ace 2002 Treaty Schedule B-2 Amendment # 16